Exhibit 8.1

Ferrovial SE

List of Subsidiaries

The subsidiaries (fully-consolidated companies) as of January 5, 2024 are shown below:

Entity Name	Jurisdiction of Formation
Corporation

Ferrovial Netherlands B.V.

Ferrovial Services Netherlands B.V.

Ferrovial Ventures NL B.V.

Ferrovial Inversiones, S.A.

Ferrovial Emisiones, S.A.

Ferrovial Corporación, S.A.

Ferrofin, S.L.

Temauri, S.L.

Ferrovial 001, S.A.

Ferrovial 004, S.A.

Ferrovial 008, S.L.

Ferrovial 009, S.L.

Ferrovial 011, S.A.

Ferrovial 012, S.A.

Ferrovial 013, S.A.

Ferrovial 014, S.A.

Ferrovial 015, S.L.

Ferrovial 016, S.L.

Ferrovial 017, S.L.

Ferrovial Venture VI, S.A.U.

Ferrovial Ventures, S.A.U.

Autovía de Aragón, Sociedad Concesionaria, S.A.

Pilum, S.A.

Ferrovial Aravia, S.A.

Ferrocorp UK Ltd.

Ferrovial Ventures, Ltd.

Ferrovial Services UK, Ltd.

Landmille, Ltd

Krypton RE, S.A.

Ferrovial Holding US Corp

Landmille US LLC

Ferrovial IT US, LLC

The Netherlands

The Netherlands

The Netherlands

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Spain

United Kingdom

United Kingdom

United Kingdom

Ireland

Luxembourg

United States

United States

United States

Construction

Budimex Bau GmbH

Ferrovial Agroman Company

Ferrovial Construction (Australia) PTY LTD

Constructora Ferrovial Ltd. (Brasil)

Ferrovial Services Alberta Limited

Ferrovial Construction Canada Inc.

Ferrovial Services Ontario Limited

Ontario Transit FCCI (Hold Co) Inc

Ferrovial Services Canada (Holdings) Limited

Webber Infrastructure Management Alberta Limited

Webber Infrastructure Management Ontario Limited

Constructora Ferrovial Ltda.

Ferrovial Construcción Chile S.A.

Ferrovial Empresa Constructora Ltda

Siemsa Chile S.p.A.

Ferrovial Construcción Colombia, S.A.S

D4R7 Construction S.R.O

Ferrovial Construction Slovakia S.R.O

Conc. Prisiones Lledoners, S.A.

Cadagua, S.A.

Cocsa, S.A.

Ditecpesa, S.A.

Germany Arabia Australia Brasil Canada Canada Canada Canada Canada Canada Canada Chile Chile Chile Chile Colombia Slovakia Slovakia Spain Spain Spain Spain

Tecpresa Structural Solutions, S.A.

Ferroconservación, S.A.

Ferrovial Construcción, S.A.

Ferrovial Medio Ambiente y Energía, S.A.

Ferrovial Railway S.A.

Siemsa Control y Sistemas S.A.U.

Siemsa Industria S.A.

Arena Recursos Naturales, S.A.U.

Urbaoeste, S.A.

Cimentaciones Especiales y Estructurales, S.A.

Depusa Aragón S.A.

Ferrovial Construction East, LLC

Cadagua US LLC

Cintra ITR LLC

Ferrovial Agroman 56, LLC

Ferrovial Agroman Indiana, LLC

Ferrovial Construction Texas, LLC

Ferrovial Construction US Holding Corp.

Grand Parkway Infrastructure LLC

Ferrovial Energy Solution, LLC

Servicios (Delaware) Inc.

Ferrovial Services U.S., Inc.

Ferrovial Services Infrastructure, Inc.

Ferrovial Services Holding US Corp

Ferrovial Construction JFK T1 LLC

Sugar Creek Construction LLC

Trinity Infrastructure LLC

North Tarrant Infrastructures

North Perimeter Contractors LLC

52 Block Builders

California Rail Builders

Ferrovial Construction West, LLC

Great Hall Builders LLC

Bluebonnet Contractor

US 460 Mobility Partners LLC

DBW Construction LLC

PLW Waterworks LLC

Southern Crushed Concrete LLC

W.W. Webber, LLC

Webber Barrier Services

Webber Commercial Construction LLC

Webber Equipment & Materials LLC

Webber Holdings, LLC

Webber Management Group LLC

FAM Construction LLC (I-66)

Ferrovial Construction France, S.A

Ferrovial Construction International SE

Cadagua Ferrovial India Pr Ltd

Ferrovial Construction Ireland Ltd

Cadagua Ferr. Industrial México

Ferrovial Agroman México, S.A. de C.V.

Ferrovial Construction (New Zealand) Limited

Ferrovial Construcción Perú, S.A.C.

Mostostal Kraków S.A.

Mostostal Kr

FBSerwis Kamieńsk Sp. z o.o.

FBSerwis Wrocław Sp. z o.o.

FBSerwis Dolny Sląsk Sp. z o.o.

FBSerwis Karpatia Sp. z o.o.

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Spain

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

France

The Netherlands

India

Ireland

Mexico

Mexico

New Zealand

Perú

Poland

Poland

Poland

Poland

Poland

Poland

Budimex, S.A.

Bx Budownictwo Sp. z o.o.

Bx Kolejnictwo SA

Bx Parking Wrocław Sp. z o.o.

FBSerwis SA

FBSerwis A Sp. z o.o.

FBSerwis B Sp. z o.o.

FBSerwis Odbiór Sp. z o.o.

FBSerwis Paliwa Alternatywne Sp. z o.o.

JZE Sp. z o.o.

Ditecpesa PR, LLC

Ferrovial Construcción PR, LLC

Ferrovial Construction (UK) Limited

Ferrovial Construction Holdings Limited

FC Civil Solutions Limited

Poland Poland Poland Poland Poland Poland Poland Poland Poland Poland Puerto Rico Puerto Rico United Kingdom United Kingdom United Kingdom

Toll Roads

Cintra Infraestructuras Spain, S.L.

Cintra Infraestructuras Ireland, S.L.U.

Cintra Inversora Autopistas de Cataluña, S.L.

Inversora Autopistas de Cataluña, S.L.

Cintra Inversiones, S.L.U.

Cintra Servicios de Infraestructuras, S.A.

Autopista Alcalá-O'Donnell, S.A.

Autopista Terrassa-Manresa, S.A.

Cintra OSARS (Western) Holdings Unit Trust

Cintra OSARS Western Unit Trust

Cintra Developments Australia PTY, Ltd

Cintra OSARS (Western) Holdings PTY Ltd

Cintra OSARS Western PTY Ltd

Cintra 407 East Development Group Inc

Cintra OM&R 407 East Development Group Inc

Cintra 4352238 Inc

Blackbird Maintenance 407 Cintra GP Inc

Cintra Infraestructuras Colombia, S.A.S.

C. Concesiones Colombia S.L.U.

Cintra Infraestructuras Chile SpA

Cintra Holding US Corp

Cintra Texas Corp

Cintra US Services LLC

Cintra LBJ LLC

Cintra NTE LLC

Cintra NTE Mobility Partners Segments 3 LLC

Cintra Toll Services LLC

Cintra I-77 Mobility Partners LLC

Cintra 2 I-77 Mobility Partners LLC (2)

Cintra 2 I-66 Express Mobility Partners

I-66 Express Mobility Partners Holdings LLC

I-66 Express Mobility Partners LLC

Cintra 3 I-66 Express Mobility Partners LLC

Cintra 3 I-77 Mobility Partners LLC

Cintra Digital Business Ventures LLC

I-77 Mobility Partners Holding LLC

I-77 Mobility Partners LLC

LBJ Infrastructure Group Holding LLC

LBJ Infrastructure Group LLC

NTE Mobility Partners Holding LLC

NTE Mobility Partners LLC

NTE Mobility Partners Segments 3 Holding LLC

NTE Mobility Partners Segments 3 LLC

Cintra Infrastructures SE

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Australia

Australia

Australia

Australia

Australia

Canada

Canada

Canada

Canada

Colombia

Colombia

Chile

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

United States

The Netherlands

Cintra Global SE

407 Toronto Highway B.V.

Cintra INR Investments B.V.

Cintra Latam Highways B.V.

Financinfrastructures, Ltd

Cinsac, Ltd

Autostrada Poludnie, S.A.

Vialivre, S.A.

Cintra Silvertown Ltd

Cintra Infrastructures UK Ltd

Cintra Toowoomba Ltd

Cintra UK I-77 Ltd

Cintra Slovakia Ltd

Cintra I-66 Express UK Ltd

Cintra OSARS Western Ltd

The Netherlands The Netherlands The Netherlands The Netherlands Ireland Ireland Poland Portugal United Kingdom United Kingdom United Kingdom United Kingdom United Kingdom United Kingdom United Kingdom

Airports

Ferrovial Aeropuertos Spain, S.A.

Ferrovial Airports Holding US Corp

Ferrovial Vertiports US LLC

Ferrovial Vertiports Florida LLC

Ferrovial Airports O&M Services LLC

Ferrovial Airports US Terminal One LLC.

MARS NTO LLC.

Hubco Netherlands B.V.

FERROVIAL AIRPORTS FMM BV

Ferrovial Airports Turkey B.V.

YDA HAVALIMANI YATIRIM VE (Dalaman)

Faero UK Holding Limited

Ferrovial Airports International, S.E

Ferrovial Airports Denver UK Ltd.

Ferrovial Vertiports UK Ltd.

Spain

United States

United States

United States

United States

United States

United States

The Netherlands

The Netherlands

The Netherlands

The Netherlands

United Kingdom

United Kingdom

United Kingdom

United Kingdom

Energy Infrastructure and Mobility

Ferrovial Transco Spain , S.A.U.

Ferrovial Infraestructuras Energéticas, S.A.U.

Parque Solar Casilla, S.L.U.

Ferrovial Mobility, S.L.

Cea Infraestructuras Energéticas

Jucar Infraestructuras Energéticas

Pisuerga Infraestructuras Energéticas, S.A.U.

Ferrovial Growth VI, S.L.

Ferrovial Power Infrastructure Chile, SpA

Ferrovial Transco Chile II SpA

Transchile Charrúa Transmisión, S.A

Ferrovial Transco Chile III SPA

Ferrovial Transco Chile IV SpA

Centella Transmisión, S.A

Ferrovial Mobility U.S., LLC

Ferrovial Energy US, LLC

Ferrovial Energy US 1, LLC

Thalia Waste Management Limited

Thalia MK ODC Limited

Thalia AWRP ODC Limited

Thalia WB HoldCo Limited

Thalia WB ODC Limited

Thalia WB Services Limited

Thalia WB SPV Limited

Thalia IOW SPV Limited

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Spain

Chile

Chile

Chile

Chile

Chile

Chile

United States

United States

United States

United Kingdom

United Kingdom

United Kingdom

United Kingdom

United Kingdom

United Kingdom

United Kingdom

United Kingdom

Thalia MK HoldCo Limited

Thalia MK SPV Limited

Thalia Ventures Limited

Thalia IOW ODC Ltd

Thalia Holdco Ltd

Berliam S.p.A.

Steel Ingenieria, S.A.

Ferrovial Servicios Chile SPA

Ferrovial Servicios Ambientales

Inversiones (Chile) Holdings Limitada

Inversiones (Chile) Limitada

Ferrovial Servicios Salud, SpA

BXF Energía SP ZOO

United Kingdom United Kingdom United Kingdom United Kingdom United Kingdom Chile Chile Chile Chile Chile Chile Chile Poland